SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                (Amendment No. 1)


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 13, 2000


                             Patapsco Bancorp, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



        Maryland                       0-28032                52-1951797
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
of Incorporation)                    File Number)         Identification No.)



                 1301 Merritt Boulevard, Dundalk, Maryland 21222
           ----------------------------------------------------------
               (Address of Principal Executive Offices) Zip Code)



       Registrant's telephone number, including area code: (410) 285-1010
                                                          --------------


                                 Not applicable
  -----------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
---------------------------------------------------------------------------

     On November 13, 2000, Patapsco Bancorp, Inc. (the "Company") consummated its acquisition of Northfield Bancorp, Inc. ("Northfield"), the holding company of Northfield Federal Savings Bank ("Northfield Federal"), a federally chartered stock savings bank which operated two offices located in Baltimore County, Maryland. Under the terms of the Agreement of Merger by and among the Company, The Patapsco Bank, PN Financial, Inc., Northfield and Northfield Federal, dated as of May 16, 2000, at the effective time of the merger each share of issued and outstanding Northfield common stock was converted into the right to receive
$12.50 in cash and 0.24 shares of the Company's Series A Non-cumulative Perpetual Convertible Preferred Stock and cash in lieu of fractional shares. At September 30, 2000, Northfield had total assets of $54 million, deposits of $37 million and stockholders' equity of $7 million. This acquisition is expected to be accounted for under the purchase method of accounting. The source of funds for the acquisition was cash on hand, $3 million in funds borrowed from a bank and $100,000 in funds borrowed from a different bank. The identities of the banks have been omitted and filed separately with the Commission.

ITEM 7(A).  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
-----------------------------------------------------

     The audited consolidated financial statements of Northfield as of December 31, 1999 and 1998, and for each of the years in the two-year period ended December 31, 1999 and unaudited consolidated financial statements of Northfield as of September 30, 2000 and for the nine months ended September 30, 2000 and 1999 are included herein as Exhibit 99.1.


ITEM 7(B).  PRO FORMA FINANCIAL INFORMATION
-------------------------------------------

     Filed as Exhibit 99.2 of this Current Report Form 8-K/A are the required unaudited pro forma condensed combined statements of financial condition as of September 30, 2000 and the unaudited pro forma condensed combined statements of operations for the year ended June 30, 2000 and the three months ended September 30, 2000. The pro forma data is presented for comparative purposes only and is not necessarily indicative of the future financial position or results of operations of the combined company.

     The unaudited pro forma condensed combined financial statements give effect to the acquisition by the Company of Northfield in a transaction accounted for under the purchase method of accounting. The unaudited pro forma condensed combined statements of financial condition are based on the individual statements of condition of the Company and Northfield as of September 30, 2000. The unaudited pro forma condensed combined statements of operations are based on the individual statements of operations of the Company and Northfield, and combine the results of operations of the Company and Northfield for the year ended June 30, 2000 and the three months ended September 30, 2000 as if the acquisition occurred on July 1, 1999 and October 1, 1999, respectively.

     The unaudited pro forma condensed combined financial information set forth herein was prepared for purposes of complying with Regulation S-X of the Securities and Exchange Commission in connection with the filing of the Form 8-K of the Company relating to the acquisition of Northfield, since such acquisition is significant to the financial statements of the Company.

     The unaudited pro forma condensed combined financial statements should be read in conjunction with the audited consolidated financial statements of the Company, incorporated by reference to Item 7 of the Company's Annual Report on Form 10-KSB for the year ended June 30, 2000, and the audited consolidated financial statements of Northfield referenced in 7(a) above.


ITEM 7(C).   EXHIBITS
---------------------

Exhibit                        Description
-------                        -----------

*2 Agreement of Merger by and among Patapsco Bancorp, Inc., The Patapsco Bank, PN Financial, Inc., Northfield Bancorp, Inc. and
          Northfield Federal Savings Bank, dated as of May 16, 2000 (incorporated herein by reference from Exhibit 2 to the Company's Current Report on Form 8-K dated May 19, 2000)

 23       Consent of Anderson Associates, LLP

 99.1     Financial Statements of Business Acquired

 99.2     Pro Forma Financial Information

*99.3 Press Release, dated November 13, 2000 (incorporated herein by reference to Exhibit 99.3 to the Company's Current Report on Form 8-K dated November 21, 2000)

------------
*  Previously filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                               Patapsco Bancorp, Inc.
                                    (Registrant)


Date: January 29, 2001         By: /s/ Joseph J. Bouffard
                                   ---------------------------------------------
                                   Joseph J. Bouffard
                                   President and Chief Executive Officer